Exhibit 99.2

CORPORATE PROPERTY ASSOCIATES 15 ATTN: INVESTOR RELATIONS 50 ROCKEFELLER PLAZA FL 2 NEW YORK, NY 10020 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M48853-Z58651 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CORPORATE PROPERTY ASSOCIATES 15 The Board of Directors unanimously recommends a vote “FOR” proposal 1. For Against Abstain 1. A proposal to approve the transactions described in the Agreement and Plan of Merger dated as of February 17, 2012 ! ! ! (“the Merger Agreement”), by and among Corporate Property Associates 15 Incorporated, W. P. Carey and Co. LLC, W. P. Carey REIT, Inc. (now named W. P. Carey Inc.), and the other parties thereto, as more thoroughly described in the accompanying Joint Proxy Statement/Prospectus. The Board of Directors does not have a recommendation for voting on the following proposal: For Against Abstain 2. A proposal to transact such other business as may properly come before the special meeting or any adjournments or postponements ! ! ! of the special meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the proposal above. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com. M48854-Z58651 REVOCABLE PROXY CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 13, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned (the “Company”), hereby appoints Mark J. DeCesaris and Thomas E. Zacharias, or either of them, as proxies for the undersigned, with full power of substitution, in each of them, to attend the Special Meeting of the Company to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, 4th Floor Conference Center, New York, NY 10019 at 3:00 p.m. Eastern Time, on September 13, 2012, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the special meeting with all powers possessed by the undersigned if personally present at the special meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of and of the accompanying Joint Proxy Statement Prospectus, the terms of each of which are incorporated herein by reference, and revokes any proxy herefore given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side